Credit related Commitments and Contingent Liabilities	3 Months Ended
Jun. 30, 2018
Credit related Commitments and Contingent Liabilities [Abstract]
Disclosure of commitments and contingent liabilities [text block]

Other Financial Information (unaudited)

Credit related Commitments and Contingent Liabilities

Lending commitments and lending related contingent liabilities

In the normal course of business the Group regularly enters into irrevocable lending commitments, including fronting commitments as well as contingent liabilities consisting of financial and performance guarantees, standby letters of credit and indemnity agreements on behalf of its customers. Under these contracts the Group is required to perform under an obligation agreement or to make payments to the beneficiary based on third party’s failure to meet its obligations. For these instruments it is not known to the Group in detail if, when and to what extent claims will be made. In the event that the Group has to pay out cash in respect of its fronting commitments, the Group would immediately seek reimbursement from the other syndicate lenders. The Group considers all the above instruments in monitoring the credit exposure and may require collateral to mitigate inherent credit risk. If the credit risk monitoring provides sufficient perception about a loss from an expected claim, a provision is established and recorded on the balance sheet.

In the normal course of business the Group also regularly enters into revocable lending commitments. For these instruments it is not known to the Group in detail if, when and to what extent claims will be made. However, as they are revocable they can be cancelled at any point of time.

The following table shows the Group’s revocable lending commitments, irrevocable lending commitments and lending related contingent liabilities without considering collateral or provisions. It shows the maximum potential utilization of the Group in case all these liabilities entered into must be fulfilled. The table therefore does not show the expected future cash flows from these liabilities as many of them will expire without being drawn and arising claims will be honored by the customers or can be recovered from proceeds of arranged collateral.

in € m.	Jun 30, 2018	Dec 31, 2017
Irrevocable lending commitments	166,934	158,253
Revocable lending commitments	44,459	45,867
Contingent liabilities	47,762	48,212
Total	259,155	252,331

Other commitments and other contingent liabilities

The following table shows the Group’s other irrevocable commitments and other contingent liabilities without considering collateral or provisions. It shows the maximum potential utilization of the Group in case all these liabilities entered into must be fulfilled. The table therefore does not show the expected future cash flows from these liabilities as many of them will expire without being drawn and arising claims will be honored by the customers or can be recovered from proceeds of arranged collateral.

in € m.	Jun 30, 2018	Dec 31, 2017
Other commitments	98	82
Other contingent liabilities	2	5
Total	101	86

Irrevocable payment commitments with regard to levies

Irrevocable payment commitments related to bank levy according to Bank Recovery and Resolution Directive (BRRD), the Single Resolution Fund (SRF) and the German statutory deposit protection amounted to € 501 million as of June 30, 2018 and to € 412 million as of December 31, 2017.